UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2014

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders held on October 9, 2014, the Company’s stockholders approved the RPM International Inc. 2014 Omnibus Equity and Incentive Plan (the “Omnibus Plan”). An aggregate of 6,000,000 shares of the Company’s common stock are authorized for issuance under the Omnibus Plan. A description of the Omnibus Plan was included in the Company’s Definitive Proxy Statement furnished in connection with the Annual Meeting of Stockholders held on October 9, 2014, and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

The Annual Meeting of Stockholders of the Company was held on October 9, 2014. The following matters were voted on at the Annual Meeting and received the approval of the Company’s stockholders:

(i) Election of Frederick R. Nance, Charles A. Ratner, William B. Summers, Jr. and Dr. Jerry Sue Thornton as Directors of the Company. The nominees were elected as Directors with the following votes:

Frederick R. Nance
For	99,382,040
Withheld	2,291,291
Broker non-votes	18,322,410
Charles A. Ratner
For	98,836,004
Withheld	2,837,327
Broker non-votes	18,322,410
William B. Summers, Jr.
For	99,097,222
Withheld	2,576,109
Broker non-votes	18,322,410
Dr. Jerry Sue Thornton
For	98,379,633
Withheld	3,293,698
Broker non-votes	18,322,410

In addition to the Directors above, the following Directors’ terms of office continued after the Annual Meeting: John P. Abizaid, Bruce A. Carbonari, David A. Daberko, Salvatore D. Fazzolari, Thomas S. Gross, Craig S. Morford, Frank C. Sullivan, Thomas C. Sullivan and Joseph P. Viviano.

(ii) The proposal to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, was approved with the following votes:

For	82,550,416
Against	18,302,264
Abstain	820,651
Broker non-votes	18,322,410

(iii) The proposal to approve the RPM International Inc. 2014 Omnibus Equity and Incentive Plan was approved with the following votes:

For	97,557,411
Against	3,407,665
Abstain	708,255
Broker non-votes	18,322,410

(iv) The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2015 was approved with the following votes:

For	116,956,966
Against	2,718,164
Abstain	320,611
Broker non-votes	0

For information on how the votes for the above matters were tabulated, see the Company’s Definitive Proxy Statement used in connection with the Annual Meeting of Stockholders on October 9, 2014.

Item 8.01. Other Events.

On October 9, 2014, the Company issued a press release announcing an increase in its quarterly cash dividend. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	RPM International Inc. 2014 Omnibus Equity and Incentive Plan, which is incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on August 26, 2014 (File No. 1-14187).

99.1	Press Release of the Company, dated October 9, 2014, announcing a dividend increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date October 16, 2014

/s/ Edward W. Moore
Edward W. Moore Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

10.1	RPM International Inc. 2014 Omnibus Equity and Incentive Plan, which is incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on August 26, 2014 (File No. 1-14187).

99.1	Press Release of the Company, dated October 9, 2014, announcing a dividend increase.